UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)

73-1733867
(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA 94105

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 25, 2024, Prosper Marketplace, Inc. (the “Company”) entered into a First Amendment (the “Amendment”) to the First Amended and Restated Program Agreement dated August 16, 2023 (as amended and restated, the “Agreement”) with Coastal Community Bank (“Coastal”), that governs the Company’s partnership with Coastal through which eligible consumers are extended unsecured credit through Prosper-branded credit cards. Defined terms used herein and not defined shall have the meaning set forth in the Agreement.

The Amendment, among other things, increases the amount of receivables corresponding to the principal balance of Prosper Allocations (the “Retained Principal Receivables”) which Coastal maintains on its balance sheet to $350 million from $300 million, with a minimum of $200 million. Company will purchase receivables such that the Retained Principal Receivables on Coastal's balance sheet shall not exceed $350 million. The Amendment also changes the customer accounts designated as either Prosper Allocations or Coastal Allocations on April 1, 2024 and thereafter, from an approximate 90% to 10% split to an approximate 95% to 5% split, respectively.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
10.1*	First Amendment to the First Amended and Restated Program Agreement, effective as of March 25, 2024, by and between Coastal Community Bank and Prosper Marketplace, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain confidential information contained in this exhibit, market by brackets, has been omitted because the information (i) is not material and (ii) is the type that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: March 29, 2024	By:	/s/ Edward R. Buell III
Edward R. Buell III
General Counsel and Secretary